UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                           Form 8-K/A-2


                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report March 16, 2001

                Commission File Number 000-28225


                  WORLDNET RESOURCE GROUP, INC.
      (Exact Name of Registrant as Specified in its Charter)


  UTAH                                      91-2063239
(State or other jurisdiction of           (I.R.S. Employer
 incorporation or organization)            Identification Number)



                        920 N. Nash Street
                   El Segundo, California 90245
             (Address of principal executive offices)
                            (Zip Code)


                          (310) 607-0060
         (Registrant's Executive Office Telephone Number)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  This Form 8-K/A-2 amends the Form 8-K/A-1 filed by the Company on March 15, 2001. The Company has obtained a letters from AJ Robbins, PC, in compliance with Item 304 of Regulation S-B. The letter from AJ Robbins describes the Company's going concern contingency.


                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form
8-K/A-1 to be signed on its behalf by the undersigned hereunto duly authorized.


WORLDNET RESOURCE GROUP, INC.



Date: April 23, 2001          By /s/ Stephen Brown
                              Stephen Brown, President, CEO



Date: April 23, 2001          By /s/ Noel Navarro
                              Noel Navarro, Treasurer, Secretary and CFO






ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits: The Following exhibits are included as part of this report:

     Exhibit
     Number    SEC Ref.  Title of Document             Location
     11.01     11        Letter from AJ Robbins, PC    Attached